Prospectus Supplement
John Hancock Funds III
John Hancock Global Shareholder Yield Fund (the fund)
Supplement dated October 29, 2026 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective October 27, 2026, Epoch Investment Partners, Inc. (“Epoch”), the fund’s subadvisor, changed its name to TD Asset Management (U.S.), Inc. Accordingly, all references in the Summary Prospectus to the subadvisor’s former name are changed effective October 27, 2026.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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